UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549 SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☒
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials

☒         Soliciting Material under §240.14a-12

Delphi Technologies PLC

(Name of Registrant as Specified In Its Charter)

BorgWarner Inc.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒         No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

EXPLANATORY NOTE

This filing relates to the proposed transaction (the “proposed transaction”) between BorgWarner Inc. (the “Company” or “BorgWarner”) and Delphi Technologies PLC (“Delphi Technologies”) pursuant to the Transaction Agreement, dated January 28, 2020, by and between the Company and Delphi Technologies.

On March 31, 2020, the Company filed a Current Report on Form 8-K (the “8-K”) and a press release regarding Delphi Technologies drawing the full available amount under its revolving facility and its potential impacts on the proposed transaction.  Copies of the 8-K and the press release are filed herewith.

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2020

BORGWARNER INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12162	13-3404508
State or other jurisdiction of	Commission File No.	(I.R.S. Employer
Incorporation or organization		Identification No.)

3850 Hamlin Road,	Auburn Hills,	Michigan	48326
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (248) 754-9200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BWA	New York Stock Exchange
1.80% Senior Notes due 2022	BWA22	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                                                                                                                    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01	Regulation FD Disclosure.

On March 31, 2020, BorgWarner Inc. (the “Company” or “BorgWarner”) issued a press release disclosing the following:

On March 30, 2020, BorgWarner was informed that Delphi Technologies PLC, a public limited company incorporated under the Laws of the Bailiwick of Jersey (“Delphi Technologies”), provided notice to the lenders pursuant to its Credit Agreement, dated September 7, 2017, as amended, to draw the full available amount under the revolving facility thereunder (the “Revolver Draw”), resulting in a total of $500 million outstanding under the revolving facility.

Following the Revolver Draw, on March 30, 2020, BorgWarner sent a written notice to Delphi Technologies asserting that Delphi Technologies materially breached Section 5.1(b)(xii) of the Transaction Agreement, dated as of January 28, 2020, between BorgWarner and Delphi Technologies (the “Agreement”) as a result of Delphi Technologies effecting the Revolver Draw without BorgWarner’s prior written consent and asserting that, if such breach is not cured within 30 days, BorgWarner has the right to terminate the Agreement. BorgWarner received a response letter from Delphi Technologies on that date disputing BorgWarner’s breach assertion on the basis that BorgWarner unreasonably withheld its consent to the Revolver Draw.  Both BorgWarner and Delphi Technologies continue to believe in the long-term strategic value of the proposed acquisition (the “proposed transaction”) of Delphi Technologies by BorgWarner and, at this time, are still working together towards closing the proposed transaction in the second half of 2020.  There can be no assurance, however, that BorgWarner and Delphi Technologies will reach a mutually acceptable resolution or that the proposed transaction will close.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

No Offer or Solicitation
This communication is being made in respect of the proposed transaction.  This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this communication is not an offer of securities for sale into the United States. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. Any securities issued in the proposed transaction are anticipated to be issued in reliance upon available exemptions from such registration requirements pursuant to Section 3(a)(10) of the Securities Act.

Participants in the Solicitation
Delphi Technologies, BorgWarner and certain of their respective directors, executive officers and employees may be deemed “participants” in the solicitation of proxies from Delphi Technologies shareholders in respect of the proposed transaction. Information regarding the foregoing persons, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the preliminary proxy statement filed on Schedule 14A  with the Securities and Exchange Commission (the “SEC”) on March 11, 2020 (the “preliminary proxy statement”) and will be set forth in a definitive proxy statement and any other relevant documents to be filed with the SEC. You can find information about Delphi Technologies’ directors and executive officers in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and its definitive proxy statement filed with the SEC on Schedule 14A on March 15, 2019.  You can find information about BorgWarner’s directors and executive officers in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and its definitive proxy statement filed with the SEC on Schedule 14A on March 20, 2020.

Additional Information and Where to Find It
This communication may be deemed solicitation material in respect of the proposed transaction. In connection with the proposed transaction, Delphi Technologies filed with the SEC the preliminary proxy statement, and Delphi Technologies will file with the SEC and furnish to its shareholders a definitive proxy statement on Schedule 14A and other relevant documents. This communication does not constitute a solicitation of any vote or approval. Before making any voting decision, Delphi Technologies’ shareholders are urged to read the proxy statement and any other relevant documents filed or to be filed with the SEC in connection with the proposed transaction or incorporated by reference in the proxy statement carefully and in their entirety when they become available because they contain or will contain important information about the proposed transaction and the parties to the proposed transaction.

Investors are able to obtain free of charge the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC (when available) at the SEC’s website at http://www.sec.gov. In addition, the preliminary proxy statement, the definitive proxy statement and Delphi Technologies’ and BorgWarner’s respective annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934, as amended, are available free of charge through Delphi Technologies’ and BorgWarner’s websites at www.delphi.com and www.borgwarner.com, respectively, as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

Notice Regarding Forward-Looking Statements
This communication may contain forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act that reflect, when made, Delphi Technologies’ or BorgWarner’s respective current views with respect to future events, including the proposed transaction, and financial performance or that are based on their respective management’s current outlook, expectations, estimates and projections, including with respect to the combined company following the proposed transaction, if completed. Such forward-looking statements are subject to many risks, uncertainties and factors relating to Delphi Technologies’ or BorgWarner’s respective operations and business environment, which may cause the actual results of Delphi Technologies or BorgWarner to be materially different from those indicated in the forward-looking statements. All statements that address future operating, financial or business performance or Delphi Technologies’ or BorgWarner’s respective strategies or expectations are forward-looking statements. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “could,” “designed,” “effect,” “evaluates,” “forecasts,” “goal,” “guidance,” “initiative,” “intends,” “pursue,” “seek,” “target,” “when,” “will,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “potential,” “outlook” or “continue,” the negatives thereof and other comparable terminology. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the possibility that the proposed transaction will not be pursued; failure to obtain necessary shareholder approvals, regulatory approvals or required financing or to satisfy any of the other conditions to the proposed transaction; adverse effects on the market price of Delphi Technologies’ ordinary shares or BorgWarner’s shares of common stock and on Delphi Technologies’ or BorgWarner’s operating results because of a failure to complete the proposed transaction; failure to realize the expected benefits of the proposed transaction; failure to promptly and effectively integrate Delphi Technologies’ businesses; negative effects relating to the announcement of the proposed transaction or any further announcements relating to the proposed transaction or the consummation of the proposed transaction on the market price of Delphi Technologies’ ordinary shares or BorgWarner’s shares of common stock; significant transaction costs and/or unknown or inestimable liabilities; potential litigation associated with the proposed transaction; general economic and business conditions that affect the combined company following the consummation of the proposed transaction; changes in global, political, economic, business, competitive, market and regulatory forces; changes in tax laws, regulations, rates and policies; future business acquisitions or disposals; competitive developments; and the timing and occurrence (or non-occurrence) of other events or circumstances that may be beyond Delphi Technologies’ or BorgWarner’s control.

For additional information about these and other factors, see the information under the caption “Risk Factors” in Delphi Technologies’ most recent Annual Report on Form 10-K filed with the SEC and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” filed on February 13, 2020, and the information under the caption “Risk Factors” in BorgWarner’s most recent

Annual Report on Form 10-K filed with the SEC and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” on February 13, 2020.

Delphi Technologies’ and BorgWarner’s forward-looking statements speak only as of the date of this communication or as of the date they are made. Delphi Technologies and BorgWarner each disclaim any intent or obligation to update or revise any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as may be required by law. All subsequent written and oral forward-looking statements attributable to Delphi Technologies, BorgWarner or their respective directors, executive officers or any person acting on behalf of any of them are expressly qualified in their entirety by this paragraph.

General
The release, publication or distribution of this communication in or into certain jurisdictions may be restricted by the laws of those jurisdictions. Accordingly, copies of this communication and all other documents relating to the proposed transaction are not being, and must not be, released, published, mailed or otherwise forwarded, distributed or sent in, into or from any such jurisdictions. Persons receiving such documents (including, without limitation, nominees, trustees and custodians) should observe these restrictions. Failure to do so may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the companies involved in the proposed transaction disclaim any responsibility or liability for the violations of any such restrictions by any person.

Any response in relation to the proposed transaction should be made only on the basis of the information contained in the proxy statement and other relevant documents. Delphi Technologies shareholders are advised to read carefully the formal documentation in relation to the proposed transaction once the proxy statement and other relevant documents have been dispatched.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being furnished as part of this Report.

Exhibit Number	Description

99.1	Press Release dated March 31, 2020
104.1	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BorgWarner Inc.

Date: March 31, 2020	By:	/s/ Tonit M. Calaway
Name: Tonit M. Calaway
Title: Executive Vice President and Secretary

BorgWarner Issues Statement Regarding Delphi Technologies’ Revolver Draw Down

Auburn Hills, Michigan, March 31, 2020 – BorgWarner Inc. (NYSE: BWA) today issued the following statement:

On March 30, 2020, BorgWarner Inc. (“BorgWarner” or “Company”), was informed that Delphi Technologies PLC, a public limited company incorporated under the Laws of the Bailiwick of Jersey (the “Delphi Technologies”), provided notice to the lenders pursuant to its Credit Agreement, dated September 7, 2017, as amended, to draw the full available amount under the revolving facility thereunder (the “Revolver Draw”), resulting in a total of $500 million outstanding under the revolving facility.

Following the Revolver Draw, on March 30, 2020, BorgWarner sent a written notice to Delphi Technologies asserting that Delphi Technologies materially breached Section 5.1(b)(xii) of the Transaction Agreement, dated as of January 28, 2020, between BorgWarner and Delphi Technologies (the “Agreement”) as a result of Delphi Technologies effecting the Revolver Draw without BorgWarner’s prior written consent and asserting that, if such breach is not cured within 30 days, BorgWarner has the right to terminate the Agreement. BorgWarner received a response letter from Delphi Technologies on that date disputing BorgWarner’s breach assertion on the basis that BorgWarner unreasonably withheld its consent to the Revolver Draw. Both BorgWarner and Delphi Technologies continue to believe in the long-term strategic value of the transaction and, at this time, are still working together towards closing the transaction in the second half of 2020.  There can be no assurance, however, that BorgWarner and Delphi Technologies will reach a mutually acceptable resolution or that the transaction will close.

About BorgWarner
BorgWarner Inc. (NYSE: BWA) is a global product leader in clean and efficient technology solutions for combustion, hybrid and electric vehicles. With manufacturing and technical facilities in 67 locations in 19 countries, the company employs approximately 29,000 worldwide. For more information, please visit borgwarner.com.

Forward-Looking Statements

Statements in this press release may constitute forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act that are based on management’s current outlook, expectations, estimates and projections. Words such as “anticipates,” “believes,” “continues,” “could,” “designed,” “effect,” “estimates,” “evaluates,” “expects,” “forecasts,” “goal,” “guidance,” “initiative,” “intends,” “may,” “outlook,” “plans,” “potential,” “predicts,” “project,” “pursue,” “seek,” “should,” “target,” “when,” “will,” “would,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are not guarantees of performance, and the Company’s actual results may differ materially from those expressed, projected or implied in or by the forward-looking statements. These risks and uncertainties, among others, include: uncertainties regarding the extent and duration of impacts of matters associated with COVID-19/coronavirus; our dependence on automotive and truck production, both of which are highly cyclical; our reliance on major OEM customers; commodities availability and pricing; supply disruptions; fluctuations in interest rates and foreign currency exchange rates; availability of credit; our dependence on key management; our dependence on information systems; the uncertainty of the global economic environment; the outcome of existing or any future legal proceedings, including litigation with respect to various claims; future changes in laws and regulations, including, by way of example, tariffs, in the countries in which we operate; and other risks noted in reports that we file with the Securities and Exchange Commission, including Item 1A, “Risk Factors” in our most recently filed Annual Report on Form 10-K. We do not undertake any obligation to update or announce publicly any updates to or revisions to any of the forward-looking statements in this press release to reflect any change in our expectations or any change in events, conditions, circumstances, or assumptions underlying the statements.

No Offer or Solicitation

This release is being made in respect of the proposed acquisition (the “proposed transaction”) of Delphi Technologies PLC (“Delphi Technologies”) by BorgWarner.  This release is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this release is not an offer of securities for sale into the United States. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. Any securities issued in the proposed transaction are anticipated to be issued in reliance upon available exemptions from such registration requirements pursuant to Section 3(a)(10) of the Securities Act.

Participants in the Solicitation

Delphi Technologies, BorgWarner and certain of their respective directors, executive officers and employees may be deemed “participants” in the solicitation of proxies from Delphi Technologies shareholders in respect of the proposed transaction. Information regarding the foregoing persons, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the preliminary proxy statement filed on Schedule 14A  with the Securities and Exchange Commission (the “SEC”) on March 11, 2020 (the “preliminary proxy statement”) and will be set forth in a definitive proxy statement and any other relevant documents to be filed with the SEC. You can find information about Delphi Technologies’ directors and executive officers in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and its definitive proxy statement filed with the SEC on Schedule 14A on March 15, 2019.  You can find information about BorgWarner’s directors and executive officers in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and its definitive proxy statement filed with the SEC on Schedule 14A on March 20, 2020.

Additional Information and Where to Find It

This release may be deemed solicitation material in respect of the proposed transaction. In connection with the proposed transaction, Delphi Technologies filed with the SEC the preliminary proxy statement, and Delphi Technologies will file with the SEC and furnish to its shareholders a definitive proxy statement on Schedule 14A and other relevant documents. This release does not constitute a solicitation of any vote or approval. Before making any voting decision, Delphi Technologies’ shareholders are urged to read the proxy statement and any other relevant documents filed or to be filed with the SEC in connection with the proposed transaction or incorporated by reference in the proxy statement carefully and in their entirety when they become available because they contain or will contain important information about the proposed transaction and the parties to the proposed transaction.

Investors are able to obtain free of charge the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC (when available) at the SEC’s website at http://www.sec.gov. In addition, the preliminary proxy statement, the definitive proxy statement and Delphi Technologies’ and BorgWarner’s respective annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934, as amended, are available free of charge through Delphi Technologies’ and BorgWarner’s websites at www.delphi.com and www.borgwarner.com, respectively, as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

Notice Regarding Forward-Looking Statements

This release may contain forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act that reflect, when made, Delphi Technologies’ or BorgWarner’s respective current views with respect to future events, including the proposed transaction, and financial performance or that are based on their respective management’s current outlook, expectations, estimates and projections, including with respect to the combined company following the proposed transaction, if completed. Such forward-looking statements are subject to many risks, uncertainties and factors relating to Delphi Technologies’ or BorgWarner’s respective operations and business environment, which may cause the actual results of Delphi Technologies or BorgWarner to be materially different from those indicated in the forward-looking statements. All statements that address future operating, financial or business performance or Delphi Technologies’ or BorgWarner’s respective strategies or expectations are forward-looking statements. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “could,” “designed,” “effect,” “evaluates,” “forecasts,” “goal,” “guidance,” “initiative,” “intends,” “pursue,” “seek,” “target,” “when,” “will,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “potential,” “outlook” or “continue,” the negatives thereof and other comparable terminology. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the possibility that the proposed transaction will not be pursued; failure to obtain necessary shareholder approvals, regulatory approvals or required financing or to satisfy any of the other conditions to the proposed transaction; adverse effects on the market price of Delphi Technologies’ ordinary shares or BorgWarner’s shares of common stock and on Delphi Technologies’  or BorgWarner’s operating results because of a failure to complete the proposed transaction; failure to realize the expected benefits of the proposed transaction; failure to promptly and effectively integrate Delphi Technologies’ businesses; negative effects relating to the announcement of the proposed transaction or any further announcements relating to the proposed transaction or the consummation of the proposed transaction on the market price of Delphi Technologies’ ordinary shares or BorgWarner’s shares of common stock; significant transaction costs and/or unknown or inestimable liabilities; potential litigation associated with the proposed transaction; general economic and business conditions that affect the combined company following the consummation of the proposed transaction; changes in global, political, economic, business, competitive, market and regulatory forces; changes in tax laws, regulations, rates and policies; future business acquisitions or disposals; competitive developments; and the timing and occurrence (or non-occurrence) of other events or circumstances that may be beyond Delphi Technologies’ or BorgWarner’s control.
For additional information about these and other factors, see the information under the caption “Risk Factors” in Delphi Technologies’ most recent Annual Report on Form 10-K filed with the SEC and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” filed on February 13, 2020, and the information under the caption “Risk Factors” in BorgWarner’s most recent Annual Report on Form 10-K filed with the SEC and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” on February 13, 2020.

Delphi Technologies’ and BorgWarner’s forward-looking statements speak only as of the date of this release or as of the date they are made. Delphi Technologies and BorgWarner each disclaim any intent or obligation to update or revise any “forward looking statement” made in this release to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as may be required by law. All subsequent written and oral forward-looking statements attributable to Delphi Technologies, BorgWarner or their respective directors, executive officers or any person acting on behalf of any of them are expressly qualified in their entirety by this paragraph.

General

The release, publication or distribution of this release in or into certain jurisdictions may be restricted by the laws of those jurisdictions. Accordingly, copies of this release and all other documents relating to the proposed transaction are not being, and must not be, released, published, mailed or otherwise forwarded, distributed or sent in, into or from any such jurisdictions. Persons receiving such documents (including, without limitation, nominees, trustees and custodians) should observe these restrictions. Failure to do so may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the companies involved in the proposed transaction disclaim any responsibility or liability for the violations of any such restrictions by any person.

Any response in relation to the proposed transaction should be made only on the basis of the information contained in the proxy statement and other relevant documents. Delphi Technologies shareholders are advised to read carefully the formal documentation in relation to the proposed transaction once the proxy statement and other relevant documents have been dispatched.

CONTACTS

IR contact:
Patrick Nolan
Phone: +1 248-754-0884
Email: ir@borgwarner.com

PR contact:
Michelle Collins
Phone: +1 248-754-0449
Email: mediacontact@borgwarner.com